UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2015

WASHINGTON PRIME GROUP INC.*

(Exact name of Registrant as specified in its Charter)

Indiana	001-36252	046-4323686
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

180 East Broad Street, Columbus, Ohio	43215
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (614) 621-9000

N/A

(Former name or former address, if changed since last Report.)

*On January 15, 2015, Washington Prime Group Inc. began doing business as WP Glimcher.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Indenture and the Notes

On March 24, 2015, Washington Prime Group Inc. (the “Company”) announced that its majority owned operating partnership subsidiary, Washington Prime Group, L.P. (the “Operating Partnership”), completed its private placement of $250 million aggregate principal amount of its 3.850% senior notes due April 1, 2020 (the “notes”).  The notes were issued pursuant to an indenture (the “Base Indenture”), dated as of March 24, 2015, as supplemented by the first supplemental indenture (the “Supplemental Indenture”), dated as of March 24, 2015 (the “Indenture”) between the Operating Partnership and U.S. Bank National Association, as Trustee.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The notes are unsecured, unsubordinated indebtedness of the Operating Partnership and are payable semiannually in arrears on April 1 and October 1 of each year, beginning on October 1, 2015. The Operating Partnership may redeem some or all of the notes at any time and from time to time prior to March 2, 2020 at a price equal to 100% of the principal amount of the notes to be redeemed plus a “make-whole” premium, plus accrued and unpaid interest, if any, to, but not including, the date of redemption, and thereafter at par.  The Indenture contains certain customary covenants and events of default, which, if any such event of default occurs, would permit or require the principal, premium, if any, and accrued and unpaid interest on all the then outstanding notes under the Indenture to be declared immediately due and payable (subject in certain cases to customary grace and cure periods).  The foregoing description of the Indenture is not intended to be complete and is qualified in its entirety by reference to the Base Indenture and the Supplemental Indenture, copies of which are attached hereto as exhibits 4.1 and 4.2, respectively, and each of which is incorporated herein by reference.

Registration Rights Agreement

On March 24, 2015, the Operating Partnership entered into a registration rights agreement related to the notes (the “Registration Rights Agreement”) with Citigroup Global Markets Inc., J.P. Morgan Securities LLC and RBS Securities Inc., as representatives of the several initial purchasers named therein.  Pursuant to the Registration Rights Agreement, the Operating Partnership shall use commercially reasonable efforts to file with the Securities and Exchange Commission a registration statement relating to an offer to exchange the notes for registered notes with substantially identical terms in all material respects, and to have such registration statement declared effective under the Securities Act. Alternatively, under certain circumstances, the Operating Partnership will be required to use commercially reasonable efforts to file a shelf registration statement to cover resales of the notes under the Securities Act. If the Operating Partnership does not comply with these obligations, it will be required to pay additional interest under specified circumstances.

The foregoing description of the Registration Rights Agreement is not intended to be complete and is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is attached hereto as exhibit 4.3, and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Important Information for Investors and Stockholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements that may be deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can give no assurance that expectations will be attained, and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Such factors include, but are not limited to: the ability to meet debt service requirements; the availability of financing; changes in the Company’s credit ratings; changes in market rates of interest; the ability to hedge interest rate risk; risks associated with the acquisition, development and expansion of properties; dependency on key management personnel; ability to raise capital and to generate sufficient revenue from operations to pay distributions to shareholders; risks related to the merger including the ability to maintain the qualification as a REIT, to effectively integrate the business with that of Glimcher Realty Trust and to attract and retain key employees; the Company’s high level of indebtedness following the Merger; the impact of restrictive covenants in the agreements that govern the Company’s indebtedness; limited history operating as an independent company; risks related to separation from Simon Property Group, Inc. (“SPG”) including dependency on SPG to provide certain services and potential indemnification liabilities; risks related to the accuracy of due diligence review of acquisition opportunities or other transactions; the ability to engage in desirable strategic capital-raising transactions; risks related to the Company’s ability to qualify as a REIT including unexpected income tax liability and potential delisting from the NYSE if the Company fails to maintain such qualification; the impact of REIT distribution requirements on liquidity and the business plan; general risks related to retail real estate including the ability to renew leases or lease new properties on favorable terms, dependency on anchor stores or major tenants and on the level of revenues realized by tenants; the liquidity of real estate investments; environmental liabilities; international, national, regional and local economic climates; changes in market rental rates; trends in the retail industry; relationships with anchor tenants; the inability to collect rent due to the bankruptcy or insolvency of tenants or otherwise; risks relating to joint venture properties including the limited control with respect to properties that are partially owned or managed by third parties; intensely competitive market environment in the retail industry; costs of common area maintenance and the ability to obtain reimbursements from tenants for such costs; changes in laws and regulations governing the business; insurance costs and coverage; the ability to maintain effective internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act; the risk that shareholders ownership may be diluted in the future; the possibility that certain provisions in the amended and restated articles of incorporation and bylaws and provisions of Indiana law might prevent or delay an acquisition of the Company; the influence substantial shareholders may exert over the Company; terrorist activities; changes in economic and market conditions; and maintenance of the status as a real estate investment trust. These and other risks and uncertainties are discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K. The Company may update that discussion in subsequent Quarterly Reports on Form 10-Q, but otherwise the Company undertakes no duty or obligation to update or revise these forward-looking statements, whether as a result of new information, future developments, or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibits	Description of Document

4.1	Indenture, dated as of March 24, 2015, between Washington Prime Group, L.P. and U.S. Bank National Association, as Trustee.

4.2	First Supplemental Indenture, dated as of March 24, 2015, between Washington Prime Group, L.P. and U.S. Bank National Association, as Trustee.

4.3

Registration Rights Agreement, dated as of March 24, 2015, by and among Washington Prime Group, L.P. and Citigroup Global Markets Inc., J.P. Morgan Securities LLC and RBS Securities Inc., as representatives of the initial purchasers named therein.

99.1	Washington Prime Group, Inc. Press Release, dated March 24, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Washington Prime Group Inc.
(Registrant)

Date:	March 26, 2015	By:	/s/ Robert P. Demchak
Name: Robert P. Demchak
Title: Secretary and General Counsel